SECOND AMENDMENT AND EXTENSION
                               OF PROMISSORY NOTE


         THIS SECOND AMENDMENT AND EXTENSION OF PROMISSORY NOTE, effective as of the 21st day of March, 1998, between LUNDGREN BROS. CONSTRUCTION, INC., a Minnesota corporation (the "Borrower"), whose post office address is 935 East Wayzata Boulevard, Wayzata, Minnesota 55391, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, formerly known as First Bank National Association (the "Bank"), whose post office address is 601 Second Avenue South, Minneapolis, Minnesota 55402-4302.

                              PRELIMINARY RECITALS:

         A. The Borrower has executed and delivered a Promissory Note dated March 21, 1996 in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00), made payable to the order of the Bank.

         B. The Note was amended and fully restated pursuant to the terms of an Amendment and Restatement of Promissory Note dated March 21, 1997 (the Promissory Note, as amended and fully restated, being hereinafter referred to as the "Note").

         C. The parties hereto desire to further extend the term of the Note.

         NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Bank do hereby agree as follows:

         1. The date "March 21, 1998" located on the first line of the amended and restated Note, which is the maturity date of the Note, is hereby deleted and the date "May 31, 1999" is inserted in lieu thereof.

         2. Except as specifically modified hereby, all other terms, conditions, promises, covenants and obligations contained in the Note shall continue in full force and effect.

         IN WITNESS WHEREOF, the Borrower and the Bank have executed this Second Amendment and Extension of Promissory Note effective as of the day and year first above written.

         BORROWER:            LUNDGREN BROS. CONSTRUCTION, INC.,
                              a Minnesota corporation


                              By:_______________________________________________

                              Its:______________________________________________

             BANK:            U.S. BANK NATIONAL ASSOCIATION,
                              a national banking association, formerly known as First Bank National Association


                              By:_______________________________________________

                              Its:______________________________________________


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                              CONSENT OF GUARANTORS


         The undersigned, having each executed a separate Guaranty in favor of U.S. Bank National Association, formerly known as First Bank National Association, each dated March 21, 1996 (collectively referred to as the "Guaranties"), hereby consent to the terms of the attached Second Amendment and Extension of Promissory Note, and agree that (a) all indebtedness evidenced thereby shall become part of the Indebtedness as that term is defined in the Guaranties, and (b) the undersigned hereby jointly and severally ratify all of their respective obligations under the terms of the Guaranties.

         Effective as of March 21, 1998.

                              --------------------------------------------------
                              Edmund Lundgren

                              --------------------------------------------------
                              Allan Lundgren

                              --------------------------------------------------
                              Peter Pflaum

                              --------------------------------------------------
                              Gerald Lundgren